UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2011

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147871	13-3523163
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 14, 2011, Catalent Pharma Solutions, Inc. (the “Company”), the Company’s indirect parent, PTS Holdings Corp. (“PTS”) and John Chiminski, the Company’s President and Chief Executive Officer, entered into a letter agreement (the “Letter Agreement”), effective as of December 12, 2011 (the “Effective Date”), which modifies certain terms of Mr. Chiminski’s employment agreement with the Company and PTS, dated February 23, 2009, as amended by the letter agreements among the Company, PTS and Mr. Chiminski, dated October 30, 2009 and June 29, 2010 (the “Employment Agreement”).

The Letter Agreement provides for a new three-year employment term commencing on the Effective Date, which initial term will be automatically extended for successive one-year periods thereafter unless one of the parties provides the other with written notice of non-renewal at least sixty days prior to the end of the applicable term.

The financial terms of the Letter Agreement include (1) an increased annual base salary of $850,000, subject to discretionary increases from time to time and (2) continued participation in the Company’s management incentive plan, with an increased target annual cash bonus amount equal to $1,000,000 and a maximum of 200% of such target amount. Any payment under the management incentive plan with respect to fiscal 2012 will be pro-rated to reflect the increase in Mr. Chiminski’s target bonus amount.

In addition to the foregoing, the Company has also agreed to reimburse Mr. Chiminski (on a tax grossed-up basis), on an annual basis during each calendar year of the employment term, for the reasonable cost of (1) premiums for an executive life insurance policy (not to exceed $15,000) and (2) financial services/planning (not to exceed $15,000).

The Employment Agreement has been previously filed by the Company with the SEC as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on March 5, 2009. The letter agreement among the Company, PTS and Mr. Chiminski, dated October 30, 2009, has been previously filed by the Company with the SEC as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on February 12, 2010. The letter agreement among the Company, PTS and Mr. Chiminski, dated June 29, 2010, has been previously filed by the Company with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc.
(Registrant)

By:	/s/ Samrat S. Khichi
Name:	Samrat S. Khichi
Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Dated: December 16, 2011

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